SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
              (Date of earliest event reported): November 11, 2003
                                                 -----------------


                                  BENIHANA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



          Delaware                    0-26396                   65-0538630
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)             Identification No.)



                8685 Northwest 53rd Terrace, Miami, Florida     33166
               ---------------------------------------------------------
               (Address of Principal Executive Offices)       (ZIP Code)



       Registrant's telephone number, including area code: (305) 593-0770
                                                           --------------

     Item 12. Results of Operations and Financial Condition
              ---------------------------------------------

     On November 11, 2003, the Registrant issued a press release announcing its second quarter operating results for the fiscal quarter ended October 12, 2003. A copy of the press release is included with this Report as Exhibit 99.1.


     Item 7. Financial Statements and Exhibits
             ---------------------------------

          (c) Exhibit 99.1. Press Release of Benihana Inc. dated November 11, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BENIHANA INC.



                                            By:
                                               --------------------------------

                                                     Michael R. Burris
                                                     Senior Vice President of
                                                     Finance and Treasurer